SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 6, 1997

                             Mercury Finance Company
               (Exact name of registrant as specified in charter)


        Delaware                     1-10176           36-3627010
(State of other jurisdiction       (Commission       (IRS Employer
   of incorporation)               File Number)     Identification No.)



100 Field Drive, Lake Forest, Illinois                      60045
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (847) 295-8600





                              N/A
  (Former name or former address, if changed since last report)



Item 5.   Other Events.

     The Registrant hereby files its Consolidated Financial Statements as of December 31, 1996, 1995 (As Restated), and 1994, which are attached hereto as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

     On November 6, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

     The Registrant has also entered into a First Amendment to Forbearance Agreement dated as of November 6, 1997 between the Registrant and certain lenders, a Fourth Limited Waiver Agreement dated as of November 6, 1997 between the Registrant and certain lenders, a Fourth Limited Waiver
Agreement dated as of November 6, 1997 between the Registrant and Credit Suisse First Boston Management, a Fourth Limited Waiver Agreement dated as of November 6, 1997 between the Registrant and PaineWebber, Inc., and a Forbearance and Fourth Limited Waiver Agreement dated as of November 6, 1997 between the Registrant and Credit Suisse First Boston Management Corporation, each of which is attached hereto as Exhibits 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, to this form 8-K and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          23.1           Consent of Arthur Andersen LLP

          23.2           Consent of KPMG Peat Marwick LLP

          99.1 The Registrant's Consolidated Financial Statements as of December 31, 1996, 1995 (As Restated), and 1994.

          99.2 Press release dated November 6, 1997 issued by the Registrant.

          99.3 First Amendment to Forbearance Agreement dated as of November 6, 1997 between the Registrant and certain lenders.

          99.4 Fourth Limited Waiver Agreement dated as of November 6, 1997 between the Registrant and certain lenders.

          99.5 Fourth Limited Waiver Agreement dated as of November 6, 1997 between the Registrant and Credit Suisse First Boston Management.

          99.6 Fourth Limited Waiver Agreement dated as of November 6, 1997 between the Registrant and PaineWebber, Inc.

          99.7 Forbearance and Fourth Limited Waiver Agreement dated as of November 6, 1997 between the Registrant and Credit Suisse First Boston Management Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Mercury Finance Company

Date:  November 6, 1997       By:   /s/ William A. Brandt, Jr.
                              Its:  President